SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8K/A


                                 CURRENT REPORT
    (Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934)

         Date of Report (Date of earliest event reported) March 21, 1996

                            NETWORK PERIPHERALS INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                    0-23970                  77-021613
      (State or Other               (Commission              (IRS Employer
Jurisdiction of Incorporation)      File Number)            Identification No.)


                             1371 McCarthy Boulevard
                               Milpitas, CA 95035
          (Address, including zip code of principal executive offices)

                                 (408) 321-7300
              (Registrant's telephone number, including area code)

The undersigned hereby amends its Form 8-K dated March 21, 1996 and filed on March 31, 1996 by adding items 7(a), 7(b), and 7(c).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (a)  Financial Statements of NuCom Systems, Inc.

         The following are attached:
         Auditors' report.
         Consolidated Balance Sheets as of December 31, 1995 and 1994.
         Consolidated  Statements of Operations  for the year ended December 31,
             1995 and for the period from September 12 to December 31, 1994.
         Consolidated  Statements  of  Stockholders'  Equity  for the year ended
             December 31, 1995 and for the period from September 12 to December 31, 1994.
         Consolidated  Statements  of Cash Flow for the year ended  December 31,
             1995 and for the period from September 12 to December 31, 1994. Notes to Consolidated Financial Statements.

    (b)  Pro Forma Financial Information

         The following are attached:
         For the three months  ended March 31, 1996 and the year ended  December
             31, 1995
                 Unaudited Pro Forma Combined Statement of Operations.
                 Unaudited Notes to Pro Forma Combined Statements of Operations.

    (c)  Exhibits

          2.1* Acquisition Agreement among Network Peripherals Inc., Network Peripherals International, Ltd., NuCom Systems, Inc., and the shareholders of NuCom, dated January 31, 1996.

         23.1     Consent of Independent Auditors

         99.0*    Press Release

         * Previously filed on March 31, 1996.

                               NUCOM SYSTEMS, INC.

                             CONSOLIDATED FINANCIAL
                          STATEMENTS & AUDITOR'S REPORT

                           FOR THE YEARS 1995 AND 1994













THINK & CO., C.P.A.s
3rd Floor No. 169 Ho Ping East Road Sec. 1.
Taipei, Taiwan, Republic of China

Tel: (02)322-5671
Fax: (02)357-6443

                               NUCOM SYSTEMS, INC.

                                AUDITOR'S REPORT


To:  The board of directors and stockholders

    We have examined the consolidated balance sheets of NUCOM SYSTEMS, INC. & its subsidiary as of December 31, 1995 and 1994, and the related consolidated statements of income, stockholders' equity, and cash flows for the year then ended 1995 and from September 12 to December 31, 1994. Our examinations were made in accordance with generally accepted auditing standards and Rules Governing Certified Public Accountants Certification of Financial Statements and, accordingly included such tests of the accounting records and such other auditing procedures as we considered necessary in the circumstances.

    As explained in Note 8, the financial statements of the subsidiary of NUCOM SYSTEMS, INC. are not required to be audited in accordance with Preparation Standard of Financial Statements of SEC's Regulation. According to this regulation and material respects, we are not required to examine the financial statements of NUCOM SYSTEMS, INC's subsidiary.

    In our opinion,  the  consolidated  financial  statements  referred to above fairly present, in all material respects, the financial position of NUCOM SYSTEMS, INC. as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the year then ended 1995 and from September 12 to December 31, 1994, in conformity with generally accepted accounting principles and Preparation Standard of Financial Statement of SEC's Regulation applied on a consistent basis.


TAIPEI, TAIWAN, R.O.C.

February 10, 1996


                                            NUCOM SYSTEMS, INC.
                                        Consolidated Balance Sheets
                                        December 31, 1995 and 1994
                                     (Expressed in New Taiwan Dollars)
                 (Development Stage's Companies from September 12, 1994 to April 30, 1995)




                                                           Dec. 31, 1995                 Dec. 31, 1994
                                                    -------------------------     -----------------------
Assets                                     Notes      Amount              %         Amount           %
- ------------------------------------       -----    ---------------    ------     -------------    ------
Current Assets
   Cash and Cash Equivalents                2-3     $   42,769,892      27.17     $   5,511,833     49.23
   Pledged Time Deposits                      4          8,750,000       5.56                 -        -
   Notes Receivables, net                   2-5            896,504       0.57                 -        -
   Other Notes Receivables                   17          5,258,126       3.34                 -        -
   Accounts Receivables, net                2-6         12,932,326       8.22                 -        -
   Net Inventories                          2-7         44,565,697      28.31           355,244      3.17
   Prepayments                                           2,891,297       1.84            84,011      0.75
   Deferred Tax Assets-current             2-14          9,750,000       6.19                 -        -
   Other Current Assets                                  3,804,403       2.42           198,476      1.77
                                                    ---------------    ------     -------------    ------
Total Current Assets                                   131,618,245      83.62         6,149,564     54.92
                                                    ---------------    ------     -------------    ------
Net Property, Plant and Equipment           2-9         14,928,679       9.48         4,008,503     35.80
                                                    ---------------    ------     -------------    ------
Other Assets
   Guarantee Deposit Paid                                1,462,788       0.93           219,396      1.96
   Organization Cost                          2             95,194       0.06           114,917      1.03
   Deferred Tax Assets-noncurrent          2-14          9,311,955       5.91           704,301      6.29
                                                    ---------------    ------     -------------    ------
Total Other Assets                                      10,869,937       6.90         1,038,614      9.28
                                                    ---------------    ------     -------------    ------
Total Assets                                        $  157,416,861     100.00     $  11,196,681    100.00
                                                    ===============    ======     =============    ======

                             (See Accompanying Notes to Financial Statements)

                               NUCOM SYSTEMS, INC.
                           Consolidated Balance Sheets
                           December 31, 1995 and 1994
                        (Expressed in New Taiwan Dollars)
    (Development Stage's Companies from September 12, 1994 to April 30, 1995)




                                                            Dec. 31, 1995           Dec. 31, 1994
                                                      -------------------------  --------------------
Liabilities and Stockholder's Equity         Notes        Amount            %      Amount         %
- ------------------------------------------  -------   ---------------    ------  -------------  -----
Current Liabilities
   Loan Payable                               10      $    27,340,000     17.37  $         -       -
   Loan From Banks                            11            5,773,125      3.67            -       -
   Notes Payables                                           8,676,178      5.51       161,222     1.44
   Other Notes Payables                                     1,020,297      0.65     1,235,236    11.03
   Accounts Payables                                        8,728,739      5.55            -       -
   Accrued Expenses                                        16,374,925     10.40       169,421     1.52
   Due to Stockholders                        17              100,238      0.06     1,727,841    15.43
   Other Current Liabilities                                1,330,020      0.84        75,002     0.67
                                                      ---------------    ------  -------------  -------
Total Current Liabilities                                  69,343,522     44.05     3,368,722    30.09
                                                      ---------------    ------  -------------  -------
Other Liabilities
   Guarantee Deposit receipt                               10,000,000      6.35            -       -
                                                      ---------------    ------  -------------  -------
Total Liabilities                                          79,343,522     50.40     3,368,722    30.09
                                                      ---------------    ------  -------------  -------
Stockholders' Equity
   Capital Stock                              12         110,640,000      70.29    10,000,000    89.31
   Additional Paid - in Capital                           15,320,000       9.73            -       -
   Retained Earnings                          13         (47,990,079)    (30.49)   (2,136,023)  (19.08)
   Cumulative Translation Adjustment           8             103,418       0.07       (36,018)   (0.32)
                                                      ---------------    ------  -------------  -------
Total Stockholders' Equity                                78,073,339      49.60     7,827,959    69.91
                                                      ---------------    ------  -------------  -------
Commitments and Contingent Liabilities         15
Total Liabilities and Stockholders' Equity            $  157,416,861     100.00  $ 11,196,681   100.00
                                                      ===============    ======  =============  =======


                             (See Accompanying Notes to Financial Statements)



                                      NUCOM SYSTEMS, INC.
                               Consolidated Statements of Income
                               (Expressed in New Taiwan Dollars)
                              (Development Stage's Companies from
                             September 12, 1994 to April 30, 1995)
                           For the year ended December 31, 1995 and
                                 from Sep. 12 to Dec. 31, 1994




                                                          1995                    1994
                                              -----------------------   --------------------
Items                              Notes        Amount           %          Amount        %
- -------------------------------   ------      -------------   -------   -----------   -------
Net Sales                                     $  23,803,768    100.00   $       -        -
Cost of Goods Sold                              (21,938,531)   (92.16)          -        -
                                              --------------  -------   -----------   -------

Gross Profit                                      1,865,237      7.84           -        -
Operating Expenses                              (57,709,323)  (242.44)   (2,864,352)     -
                                              --------------  -------   -----------   -------

Operating Income (Loss)                         (55,844,086)  (234.60)   (2,864,352)     -
Non-operating Income
   Interest Income                                   977,004     4.10        24,028      -
   Gains of Physical Inventory                       826,384     3.47           -        -
   Exchange Gains                    2                41,536     0.17           -        -
   Other Nonoperating Income                         211,646     0.89           -        -
Non-Operating Expense
   Interest Expenses                               (109,417)    (0.46)          -        -
   Exchange Losses                   2             (214,777)    (0.90)          -        -
   Indemnity Losses                 18          (10,100,000)   (42.43)          -        -
                                              --------------  -------   -----------   -------

Net Income (loss) Before Tax                    (64,211,710)  (269.76)   (2,840,324)      -
Income Tax                         2-14          18,357,654     77.12       704,301       -
                                              --------------  -------   -----------   -------

Net Income (loss) After Tax                   $ (45,854,056)  (192.64)  $(2,136,023)      -
                                              ==============  =======   ===========   =======


                       (See Accompanying Notes to Financial Statements)


                                              NUCOM SYSTEMS, INC.
                                Consolidated Statements of Stockholders' Equity
                                       (Expressed in New Taiwan Dollars)
                   (Development Stage's Companies from September 12, 1994 to April 30, 1995)
                For the year ended December 31, 1995 and from September 12 to December 31, 1994




                                                    Additional                     Cumulative
                                        Capital       Paid-in         Retained     Translation
           Items                         Stock        Capital         Earnings     Adjustment        Total
- ----------------------------------  -------------  -------------  --------------  ------------   -------------
Paid-in Capital                     $  10,000,000  $     -        $     -         $      -       $ 10,000,000

Net Loss for 1994                          -             -           (2,136,023)         -         (2,136,023)

Cumulative translation adjustment          -             -             -               (36,018)       (36,018)
                                    -------------  -------------  --------------  ------------   -------------
Balance at Dec. 31, 1994               10,000,000        -           (2,136,023)       (36,018)     7,827,959

Capital increase at October 1995       70,000,000        -             -                 -         70,000,000

Capital increase at December,
1995-Premium ($15 per share)           30,640,000    15,320,000        -                 -         45,960,000

Net Loss for 1995                          -             -          (45,854,056)         -        (45,854,056)

Cumulative Translation adjustment          -             -             -               139,436        139,436
                                    -------------  -------------  --------------  ------------   -------------

Balance at Dec. 31, 1995            $ 110,640,000  $ 15,320,000   $ (47,990,079)  $    103,418   $ 78,073,339
                                    =============  =============  ==============  ============   =============

                                (See Accompanying Notes to Financial Statements)

                               NUCOM SYSTEMS, INC.
                      Consolidated Statements of Cash Flows
                        (Expressed in New Taiwan Dollars)
                       (Development Stage's Companies from
                     September 12, 1994 to April 30, 1995)
                    For the year ended December 31, 1995 and
                     from September 12 to December 31, 1994

               Items                                1995            1994
- ---------------------------------------------   ------------    ------------
Cash Flow From Operating
Activities (see next page)
     Net cash provided by (used in)
     operating activities                       $(97,127,865)    $(1,737,058)

Cash Flow From Investing Activities:
   Purchase of property, plant and equipment     (13,205,642)     (4,105,824)
   Increase in guarantee deposit paid             (1,243,392)       (219,396)
   Increase in organization cost                        --          (117,712)
   Increase in pledged time deposits              (8,750,000)           --
                                                ------------    ------------

     Net cash provided by (used in)
     investing activities                        (23,199,034)     (4,442,932)

Cash Flow From Financing Activities:
   Increase (decrease) in loan payables           27,340,000            --
   Increase (decrease) in loans from banks         5,773,125            --
   Increase (decrease) in due to stockholders     (1,627,603)      1,727,841
   Increase (decrease) in guarantee deposit
       receipt                                    10,000,000            --
   Proceeds from issue of capital stock                 --        10,000,000
   Increase in capital                           115,960,000            --
   Cumulative translation adjustment                 139,436         (36,018)
                                                ------------    ------------

     Net Cash provided by (used in)
     financing activities                        157,584,958      11,691,823
                                                ------------    ------------

Net Increase (decrease) in Cash
     and Cash Equivalents                         37,258,059       5,511,833
Cash and Cash Equivalents at Beginning
     of the Years                                  5,511,833            --
                                                ------------    ------------

Cash and Cash Equivalents at End of the
     Years                                       $42,769,892     $ 5,511,833
                                                ============    ============

Supplemental Disclosures of
Cash Flow Information:
   Income tax                                    $    86,538     $     1,929
                                                ============    ============
   Interest (net of amount capitalized)          $   109,417     $       --
                                                ============    ============


                (See Accompanying Notes to Financial Statements)

                                     NUCOM SYSTEMS, INC.
                            Cash Flows From Operating Activities
                              (Expressed in New Taiwan Dollars)
                             (Development Stage's Companies from
                            September 12, 1994 to April 30, 1995)
                          For the year ended December 31, 1995 and
                           from September 12 to December 31, 1994




                        Items                                       1995           1994
 -----------------------------------------------------         ------------     -----------
 Cash Flow From Operating Activities

    Net income (loss)                                          $(45,854,056)    $(2,136,023)

    Adjustments:
      Depreciation                                                2,285,466          97,321
      Amortization                                                   19,723           2,795
      Bad debts                                                     215,619               -
      Decrease (increase) in notes receivables                     (905,559)              -
      Decrease (increase) in other notes receivables             (5,258,126)              -
      Decrease (increase) in accounts receivables               (13,138,890)              -
      Decrease (increase) in inventories                        (44,210,453)       (355,244)
      Decrease (increase) in prepayments                         (2,807,286)        (84,011)
      Decrease (increase) in other current assets                (3,605,927)       (198,476)
      Increase (decrease) in notes payables                       8,514,956         161,222
      Increase (decrease) in other notes payables                  (214,939)      1,235,236
      Increase (decrease) in accounts payables                    8,728,739               -
      Increase (decrease) in accrued expenses                    16,205,504         169,421
      Increase (decrease) in other current liabilities            1,255,018          75,002
      Decrease (increase) in deferred tax
        assets-current                                           (9,750,000)              -
      Decrease (increase) in deferred tax
        assets-noncurrent                                        (8,607,654)       (704,301)
                                                               ------------     -----------

 Net cash provided by (used in)
        operating activities                                   $(97,127,865)    $(1,737,058)
                                                               ============     ===========

                      (See Accompanying Notes to Financial Statements)

                               NUCOM SYSTEMS, INC.

                   Notes to Consolidated Financial Statements
                  (Amounts are expressed in New Taiwan Dollars)
    (Development Stage's Companies from September 12, 1994 to April 30, 1995)
                           December 31, 1995 and 1994


1 - Organization and business
    -------------------------

    NUCOM SYSTEMS, INC. was planned and prepared to set up from September 12, 1994 until it was established completely on November 28, 1994 in accordance with the Corporation Law of Republic of China. In December of the same year, it substantially established a 100% owned subsidiary, NUCOM INC., U.S.A. Because their planned principle operations had not commenced, NUCOM and its subsidiary remained as development stage enterprises from Sep. 12, 1994 to April 30, 1995. Since the beginning of May, 1995, productions and sales were started in the networking field.

    As of December 31, 1995, the total outstanding capital of NUCOM SYSTEMS, Inc. was $110,640,000. The company is primarily engaged in the following business:

A. Research, development, manufacture and sale in connection with networking devices and related accessories.

B. Import and export of related networking products.

"NUCOM SYSTEMS, INC. U.S.A." is primarily engaged only in the sale of networking products.


2 - Summary of Significant Accounting Policies
    ------------------------------------------
     Business Combination
     --------------------

    When the financial statements are consolidated, the investment in NUCOM-USA (NUCOM's books) and the stockholders' equity accounts (NUCOM-USA's books) are eliminated. Their intercompany receivables and payables are reciprocals and thus required elimination. The unrealized profits from downstream are also eliminated.

    The Basis for the Statement of Cash Flows Presented
    ---------------------------------------------------

    The statement of cash flows is presented as cash and cash equivalents. Cash and cash equivalents consist of cash on hand and in bank, and short-term investments that are highly liquid and are not significantly affected by interest rate fluctuations.

    Inventories
    -----------

    Inventories are stated at the lower of cost (weighted average method) or market. Market for raw materials and work in process is based on replacement costs, and for other inventory classifications, it is based on net realizable value.

     The Principle of Capitalization or Expense
     ------------------------------------------

    The expenditures that provide future benefits to the asset either by extending its useful life or increasing its productive capacity or efficiency are capitalized and recorded as assets. The other expenditures are recorded as expenses or losses.

 Property, Plant and Equipment
 -----------------------------

    Property, Plant and Equipment are stated at cost when purchased, and the carrying amount is valued at the amount of cost less accumulated depreciation. Depreciation of Property, Plant and Equipment is provided using the straight-line method over the estimated useful lives of the assets in accordance with the Tax Law. Major additions, betterments and renewals are capitalized. Repairs and maintenance are recorded as current period expenses.

    Gain or loss on disposal of Property, Plant and Equipment is recognized in the current period. After-tax gain on disposal of Property, Plant and Equipment is transferred to additional paid-in capital in accordance with the Corporation Law.

    Organization Cost
    -----------------

    The cost that was incurred in establishing a business, which was necessary to file for incorporation, is recorded as organization cost. Its amortization is provided using the straight-line method over five years.

    Income Tax
    ----------

    Income tax expense or benefit followed the methods of interperiod tax allocation and intraperiod tax allocation in accordance with provision SFAS No.22 [Accounting for Income Tax].

    The taxable temporary differences are recognized as deferred tax liabilities. The tax credits, loss carryforwards and deductible temporary differences are recognized as deferred tax assets in accordance to all evidences of their realization. The allowance is reduced by the amount of deferred tax assets if there are not enough potential taxable income to be realized in future years.

    Foreign Currency Transactions
    -----------------------------

    Foreign currency transactions are recorded in New Taiwan dollars at the rates of exchange in effect when the transactions occur. Gains or losses resulting from settlement of foreign currency assets and liabilities are credited or charged to income. At year end, the balances of foreign currency assets and liabilities are restated based on year-end exchange rates and resulting exchange gains or losses are credited or charged to current income.

    All elements of subsidiary's financial statements shall be translated into New Taiwan dollars by using a current exchange rate at balance sheet date. The translation adjustments will result from the process of translating that financial statements of NUCOM-USA into NUCOM's currency. Translation adjustments are reported separately and accumulated in a separate component of equity.

3 - CASH AND CASH EQUIVALENTS

                                   Dec. 31, 1995              Dec. 31, 1994
                                ---------------------     ----------------------
Cash
  Cash on hand                    $       29,258,273         $           18,045
  Cash in bank
    Demand deposits                        7,741,639                    143,680
    Checking deposits                        221,000                    850,108
    Time deposits                          5,000,000                  4,500,000
    Foreign currency deposits                548,980                          -
                                ---------------------     ----------------------

Total                             $       42,769,892         $        5,511,833
                                =====================     ======================


4 - PLEDGED TIME DEPOSITS

                                   Dec. 31, 1995              Dec. 31, 1994
                                ---------------------     ----------------------

Pledged time deposits             $        8,750,000         $             -



The above time deposits are secured by banks for loans.


5 - NET NOTES RECEIVABLES



                                    Dec. 31, 1995              Dec. 31, 1994
                                 ---------------------    ----------------------

 Notes Receivables                $          905,559          $               -
 Allowance for bad debts                      (9,055)                         -
                                 ---------------------    ----------------------

 Net Notes Receivables            $          896,504          $               -
                                 =====================     =====================


6 - NET ACCOUNTS RECEIVABLES

                                  Dec. 31, 1995              Dec. 31, 1994
                                ---------------------     ----------------------

Accounts Receivables              $      13,138,890         $                 -
Allowance for bad debts                    (206,564)                          -
                                ---------------------     ----------------------

Net Accounts Receivables          $      12,932,326         $                 -
                                =====================     ======================

7 - Net Inventories
    ---------------
                                         Dec. 31, 1995        Dec. 31, 1994
                                       ------------------   -------------------

Merchandises                             $     1,076,522      $              -
Finished goods                                 9,549,555                     -
Work in process                               18,315,686               355,244
Raw Materials                                 15,586,655                     -
Supplies                                          37,279                     -
                                       ------------------   -------------------

Total                                         44,565,697               355,244
Less:  Allowance for Inventory
            value declining loss                       -                     -
                                       ------------------   -------------------

Net Inventories                          $    44,565,697      $        355,244
                                       ==================   ===================


8 - Subsidiary's combination Policy
    -------------------------------

    According to Preparation Standard of Financial Statement of SEC's Regulation as below, investee company that meets both of those criteria is not subject to audit.

    Criteria:
         a.  Investee company's capital is under NT$30 million.
         b.  Investee company's operating revenue is under NT$50 million.

    Investee of NUMCOM SYSTEMS, INC., NUCOM USA, meets the criteria above, and thus is not subject to audit.


9 - Property, Plant and Equipment
    -----------------------------

                                                                   Current
                                                         ------------------------------
                    Items                Jan. 1, 1995    Increase          Decrease      Dec. 31, 1995
        ------------------------------   -------------   --------------   -------------  -------------
        Cost
          Transportation Equipment        $   982,274      $         -     $         -    $   982,274
          Machinery Equipment                 121,270        1,139,564               -      1,260,834
          Instrument Equipment                      -        1,677,522               -      1,677,522
          Office Equipment                  3,002,280        7,783,015               -     10,785,295
          Other Equipment                           -        2,605,541               -      2,605,541
                                         -------------   --------------   -------------  -------------

        Sub-Total                           4,105,824       13,205,642               -     17,311,466
                                         -------------   --------------   -------------  -------------

        Accumulated Depreciation
          Transportation Equipment             13,643          163,712               -        177,355
          Machinery Equipment                   6,064          198,961               -        205,025
          Instrument Equipment                      -          208,656               -        208,656
          Office Equipment                     77,164        1,372,277               -      1,449,891
          Other Equipment                           -          341,860               -        341,860
                                         -------------   --------------   -------------  -------------
        Sub-Total                         $    97,321     $  2,285,466    $          -    $ 2,382,787
                                         -------------   ==============   =============  -------------

        Net                               $ 4,008,503                                     $14,928,679
                                         =============                                   =============



10 - Loan Payable
     ------------


                                                             Dec. 31, 1995
                                    --------------------------------------------------------------------
                                                          Interest
                  Creditor              Amount              rate             Description of borrowing
        -------------------------   --------------   -------------------   -----------------------------
        Network Peripherals Inc.      $27,340,000            NO                   Fiduciary loan




11 - Loan From Banks
     ---------------

                                                           Dec. 31, 1995
                         ---------------------------------------------------------------------------------
                                          Interest                              Description
           Creditor        Amount           rate                Period          of borrowing   Collateral
     -----------------   -------------  --------------   ------------------     ------------  ------------
     Overseas Chinese    $  5,773,125       8.75%         10/19/94 - 6/18/95    Materials        Time
     Bank                                                                       purchased        deposits
                                                                                     loan


12 - Capital Stock
     -------------

    The company was established on Nov. 28, 1994 in accordance with the Corporation Law of Republic of China. In 1995, NUCOM increased its capital from $10,000,000 to $110,640,000.

    At the end of 1995, the corporations's capital stock included $110,640,000, or 11,064,000 shares at $10.00 par value per share.



13 - Retained Earnings Distribution
     ------------------------------

    In accordance with NUCOM's articles of Incorporation, the retained earnings should be distributed as follows:

(1)  Payment of income tax liability.
(2)  Cover cumulative losses.
(3)  10% of the remaining balance transferred to legal reserve.
(4)  Appropriate employee bonuses (at least 10% of the remaining balance).
(5) Appropriate special funds to charitable organizations (1% of the remaining balance).
(6) Appropriate common stock dividend (proposed by the board of directors with resolution by the shareholders' meeting).


14 - Income Tax
     ----------

    a - Income Tax expense (benefit) consisted of the following:

                                                       1995                1994
                                                   ------------       ----------
        Deferred tax assets-current                $  9,750,000       $        -
        Deferred tax assets-noncurrent                8,607,654          704,301
        Accrued income tax-current                           -                 -
                                                   ------------       ----------

        Income Tax (expenses) benefit              $ 18,357,654       $  704,301
                                                   ============       ==========



    b - The deferred tax assets at Dec. 31, 1995 and 1994 follows:

                                                       1995             1994
                                                  ------------      -----------

        Deductible temporary differences          $ 17,651,425      $   212,542
        Loss carryforwards                          48,974,505        2,604,664
                                                  ------------      -----------

        Sub-total                                   66,625,930        2,817,206
        Tax rate                                            25%              25%
                                                  ------------      -----------

        Deferred tax assets                         16,656,482          704,301
        Tax credit of R & D expenses                 2,405,473                -
                                                  ------------      -----------

        Total deferred tax assets                 $ 19,061,955      $   704,301
                                                  ============      ===========

15 - Commitments and Contingent Liabilities
     --------------------------------------

    (1) At the end of 1995, the company has outstanding letters of credit from overseas Chinese bank amounting to US.$187,400 on which it paid US.$18,740 as a deposit.

    (2) At the end of 1995, the company has commitments on guarantee note for selling network products with VIA Technology, Inc. The amount is $10,000,000.


16 - Development Stage Period's Revenue and Expenses of NUCOM SYSTEMS, INC.
     ---------------------------------------------------------------------------

                                          From Jan. 1 1995    From Sep. 12, 1994
                       Items              to April 30, 1995   to April 30, 1995
        -------------------------------   -----------------   ------------------

        Net sales                         $             -     $              -
        Cost of goods sold                              -                    -
                                          -----------------   ------------------

        Gross profit                                    -                    -
        Operating expenses                      (2,211,228)          (4,988,038)
                                          -----------------   ------------------

        Operating income (loss)                 (2,211,228)          (4,988,038)
        Non-operating income                        99,238              123,266
        Non-operating expense                       (2,808)             (90,350)
                                          -----------------   ------------------

        Net income (loss)                 $     (2,114,798)   $      (4,955,122)
                                          =================   ==================


17 - Transactions With The Related Parties
     -------------------------------------

     (1)
            Names of the related parties                    Relationship
        ---------------------------------          ---------------------------

        Mr. Oliver Szu                             The Chairman of the Company
        Mr. Frank Jiang                            The Director of the Company
        Mr. John Lin                               The Director of the Company
        Mr. Sando Wang                             The Director of the Company
        Mr. Andy Chou                              The Director of the Company
        Mr. David Chiang                           The Director of the Company
        Miss Bih-Hwey Hsiao                        The Auditor of the Company

     (2)  Significant Transactions With The Related Parties

        a.  Financing

            The receivables and payables from financing arrangements between the company and the related parties are as follows:

        In 1995

        (a)

        Payable to related        The top           The year       Range of
        parties                   balance           end balance    interest rate
        -------------------       ------------      -----------    -------------

        Mr. Oliver Szu            $ 10,065,000      $   100,238         -
        Mr. Frank Jiang             11,000,000             -            -
        Mr. John Lin                 2,500,000             -            -
        Mr. Sando Wang               6,300,000             -            -
        Mr. Andy Chou                1,000,000             -            -
        Mr. David Chiang             3,000,000             -            -
        Miss Bih-Hwey Hsiao          4,990,000             -            -


        (b)

        Receivable to related     The top           The year       Range of
        parties                   balance           end balance    interest rate
        ---------------------     ------------      -----------    -------------

        Mr. Oliver Szu            $  5,258,126      $ 5,258,126         -

        In 1994

        Payable to related        The top           The year       Range of
        parties                   balance           end balance    interest rate
        -------------------       ------------      -----------    -------------

        Mr. Oliver Szu            $  2,908,435      $ 1,445,221         -
        Mr. Frank Jiang             10,532,000          282,620         -


18 - Significant Transactions
     ------------------------

    NUCOM is named as a defendent in damaged patent right's action by D-LINK SYSTEMS INC. on Oct. 9, 1995, in the Taiwan District Court for the Ban Chou District of Taiwan. On Jan. 23, 1996, NUCOM SYSTEMS INC. agreed to pay NT$10,100,000, including attorneys fees of NT$100,000 and compensatory damage of NT$10,000,000 to D-LINK SYSTEMS, INC., who agreed to drop the suit. These losses were accrued in 1995.

19 - Merge and Acquisition
     ---------------------

    NUCOM SYSTEMS, INC. is currently in discussions with NETWORK PERIPHERALS INC. concerning a merger of the two companies.

Item 7(b).        Financial Statements and Exhibits

Included are the unaudited pro forma statement of operations for the three month period ended March 31, 1996 and for the year ended December 31, 1995.

         Effective March 21, 1996, the Company completed its acquisition of NuCom Systems, Inc. (NuCom), a Taiwan-based company, by purchasing all the outstanding shares of NuCom in exchange for $11,158,134 in cash, and 440,748 shares of the Company's Common Stock valued at $5,341,866, or $12.12 per share for such purposes, for an aggregate purchase price of $17.1 million. The transaction was accounted for using the purchase method; accordingly, the purchase price was allocated to the assets acquired and liabilities assumed based on their estimated fair market values at the date of acquisition.

         The following unaudited pro forma financial information gives effect to the acquisition as if the transaction had taken place at the beginning of 1995 for the pro forma condensed statements of operations.

         The unaudited pro forma statements of operations are not necessarily indicative of the operating results that would have been achieved if the transaction had occurred on the dates indicated and should not be construed as representative of future operations. The historical financial statements of NuCom are included elsewhere in this filing, and the unaudited pro forma financial information presented herein should be read in conjunction with those financial statements and related notes.

                            NETWORK PERIPHERALS INC.
                 PRO FORMA STATEMENTS OF OPERATIONS - Unaudited
                    For the three months ended March 31, 1996
                      (in thousands except per share data)




                                         NPI       NuCom  Adjustments  Pro Forma
                                       -----------------------------------------

Net sales                              $ 10,128   $1,274               $ 11,402
Cost of sales                             6,198      829      104(a)      7,132
                                       --------   ------               --------
            Gross profit                  3,930      445                  4,270
                                       --------   ------               --------
Operating expenses:
     Research and development             1,612      281      250(b)      2,143
     Marketing and selling                2,045      264                  2,309
     General and administrative             591      191                    782
                                       --------   ------               --------
           Total operating expenses       4,248      736                  5,234
                                       --------   ------               --------
Loss from operations                       (318)    (291)                  (964)
Nonoperating income (expense)
     Interest income, net                   555        7    (118)(c)        444
     Other nonoperating expense, net          -     (184)                  (184)
                                       --------   ------               --------
Income (loss) before income taxes           237     (468)                  (704)
Provision for income taxes                  (83)     117       23(a)         57
                                       --------   ------               --------
Net income (loss)                      $    154  $  (351)             $    (647)
                                       ========   ======               ========

Net income (loss) per share            $   0.01                       $   (0.06)
                                       ========                        ========
Weighted average common and
   common equivalent shares              12,789                          12,789
                                       ========                        ========

                            NETWORK PERIPHERALS INC.
                 PRO FORMA STATEMENTS OF OPERATIONS - Unaudited
                      For the year ended December 31, 1995
                      (in thousands except per share data)



                                         NPI       NuCom  Adjustments  Pro Forma
                                       -----------------------------------------

Net sales                              $ 47,144   $   888              $ 48,032
Cost of sales                            24,690       818   1,064 (a)    26,572
                                       --------   -------              --------
            Gross profit                 22,454        70                21,460
                                       --------   -------              --------
Operating expenses:
     Research and development             4,811       979   1,000 (b)     6,790
     Marketing and selling                7,319       500                 7,819
     General and administrative           2,226       674                 2,900
                                       --------   -------              --------
           Total operating expenses      14,356     2,153                17,509
                                       --------   -------              --------
Income (loss) from operations             8,098    (2,083)                3,951
Nonoperating income (expense)
     Interest income, net                 2,236        36    (488)(c)     1,784
     Other nonoperating expense, net         -       (349)                 (349)
                                       --------   -------              --------
Income (loss) before income taxes        10,334    (2,395)                5,386
Benefit from (provision for) income
     taxes                               (3,617)      685      317(d)    (2,615)
                                       --------   -------              --------
Net income (loss)                      $  6,717   $(1,711)             $  2,771
                                       ========   =======              ========

Net income (loss) per share            $   0.55                        $   0.23
                                       ========                        ========
Weighted average common and
   common equivalent shares              12,177                          12,177
                                       ========                        ========

Unaudited Notes to Pro Forma Combined Statements of Operations

1.       THE ACQUISITION

         The total purchase price aggregates $17.1 million and includes $600,000 of direct acquisition costs. The purchase price was allocated to the assets acquired and liabilites assumed based on their estimated fair market values and independent appraisal for all other identifiable tangible and intangible assets at the acquisition date. The allocation of the purchase price is as follows (in thousands):

           Research and development in process           $    13,032
           Other intangible assets                             1,716
           Current assets                                      4,495
           Non-current assets                                    613
           Property and equipment                                479
           Current liabilites assumed                         (3,235)
                                                         -----------
                                                         $    17,100
                                                         ===========


2.       ADJUSTMENTS TO STATEMENTS OF OPERATIONS

     (a) To reflect the amortization of intangible assets over the estimated lives:

                             Value at     Estimated
                             Acquisition  Lives           Quarter       Year
                             -----------  ------------  ----------  ------------
 Assembled workforce         $ 633,000    Three years   $  53,000   $   211,000
 Covenant not to compete     $ 155,000    Three years      13,000        52,000
 Purchased technology        $ 644,000    Nine months           -       644,000
 Goodwill                    $ 785,200    Five years       39,260       157,040
                                                        ----------  ------------
                                                        $ 105,260   $ 1,064,040
                                                        ==========  ============

Deferred tax related to                   Nine months -
 intangible assets           $(501,200)    five year    $  23,000   $   317,000
                             ----------                 ==========  ============
Total intangible assets      1,716,000
                             ==========

    (b) To reflect bonus paid to key employees of NuCom pursuant to an agreement whereby the key employees of NuCom will receive an aggregate of $3 million to be paid over three years.

    (c) To reflect the reduction in interest income resulting from a decreased level of invested funds used to acquire NuCom.


3.       NONRECURRING CHARGES

         Research and development in process and product integration costs, expensed in the period of the acquisition, are not reflected in the pro forma information herewith pursuant to Article 11 of Regulation S-X. The research and development in process represents the estimated current fair market value using a risk adjusted income approach, of specifically identified technologies which had not reached technological feasibility and had no future uses. The product integration cost, which the Company otherwise would not have incurred, consists of marketing and evaluation costs related to Nucom's products.

                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Network Peripherals Inc.

Date:  June 4, 1996                             By: /s/ TRUMAN COLE
     ------------------------                      ------------------------
                                                        Truman Cole
                                                   Vice President, Finance and
                                                   Chief Financial Officer
                                                   (Authorized Officer)